UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Select Managers
Small Cap Growth Fund

ANNUAL REPORT May 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Select Managers
Small Cap Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Growth Fund, covering the 12-month period from June 1, 2014, through May 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market encountered bouts of heightened volatility on its way to setting a series of new record highs during the reporting period. Stock prices were driven broadly higher over the second half of 2014 as U.S. corporate fundamentals benefited from a sustained economic recovery, which was fueled by strengthening labor markets, intensifying manufacturing activity, and greater consumer and business confidence. Gains moderated over the first five months of 2015, when investors worried that persistent economic weakness in overseas markets and a strengthening U.S. dollar might derail growth in the United States.

We remain optimistic regarding the long-term outlook for the U.S. economy. We believe the domestic economic recovery has resumed after a winter soft patch, energy prices have begun to rebound, foreign currencies recently have strengthened, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address global economic weakness.While stocks stand to benefit from these conditions, valuations appear to have risen toward fair levels. Moreover, we believe expectations of domestic rate hikes and recently mixed corporate financial reports may have created uncertainty as to the pace of future gains.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the reporting period of June 1, 2014, through May 31, 2015, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers, EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended May 31, 2015, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares produced total returns of 14.30%, 13.49%, 14.69%, and 14.66%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 17.73% for the same period.2

Stocks advanced strongly in a recovering U.S. economy over the reporting period’s first half before posting more modest gains during the second half.The fund lagged its benchmark, mainly due to shortfalls in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage its assets. We seek sub-advisers that complement one another’s style of investing. We monitor and evaluate the performance of the sub-advisers and will make corresponding recommendations to Dreyfus and the fund’s Board.

The fund’s assets are currently under the day-to-day portfolio management of seven sub-advisers, each of whom acts independently and uses their own methodology to select investments.At the end of the reporting period, 7% of the fund’s assets are under the management of Riverbridge Partners, LLC, which employs a bottom-up approach to stock selection and focuses on companies that are building their earnings power and intrinsic value over long periods of time. Approximately 9% of the fund’s assets are under the management of Geneva Capital Management LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies that perform well over long periods of time. Approximately 14% of the fund’s assets are under the management of Cupps Capital Management, LLC,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

which employs a proprietary investment framework to evaluate the attractiveness of stocks. Nicholas Investment Partners, L.P., which employs quantitative/qualitative analysis to identify companies experiencing positive change in seeking above-expected growth, manages 19% of the fund’s assets. EAM Investors, LLC, which manages 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process. Approximately 12% of assets are managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth, and another 18% of assets are managed by Rice Hall James & Associates, which seeks growing companies whose value, in the manager’s view, has not yet been fully appreciated in the marketplace.These percentages are expected to increase over time, within ranges described in the prospectus.

Stocks Digested Gains in 2015 after Strong 2014 Rally

The U.S. economy rebounded strongly over the first half of the reporting period, supported by a strengthening labor market, low interest rates, and improved confidence among consumers and businesses.The economic expansion proved more uneven over the second half due to severe winter weather, a labor slowdown in West Coast ports, and economic weakness in international markets. Massive quantitative easing programs in overseas markets caused the U.S. dollar to appreciate sharply against most foreign currencies, hampering revenues for American exporters. Meanwhile, sharply lower oil prices generated challenges for energy producers.

Consequently, equity markets achieved most of the reporting period’s gains during 2014. In contrast, broad measures of U.S. stock market performance repeatedly vacillated between gains and losses in early 2015 before stronger economic data supported moderately higher stock prices in the spring.

The Fund Participates in Market Gains

Although the fund participated substantially in the benchmark’s gains over the reporting period, its relative performance was undermined by a handful of disappointments in the information technology sector. For example, 3-D printing specialist Stratasys declined sharply after reducing its earnings forecast in light of slowing organic growth, rising costs, and a recent acquisition. Cloud-based software developer Actua was hurt by lower-than-expected capital expenditures by its customers. In the consumer discretionary sector, radio broadcaster Cumulus Media encountered slowing advertising trends and rising programming costs, and restaurant chain Chuy’s Holdings reduced future guidance due to higher-than-anticipated new-store opening costs.

The fund produced better relative performance among individual stocks in other areas. Most notably, pharmaceutical developer Receptos more than quadrupled in value after announcing positive results from clinical trials of a new ulcerative colitis drug, and medical devices maker ABIOMED more than doubled after receiving regulatory approval of a new mechanical circulatory support device for heart failure patients.

A Constructive Investment Posture

The U.S. economic recovery has resumed, we believe stocks of fast-growing small-cap companies should see increased investor demand, mergers-and-acquisitions activity has intensified, and U.S.-centric small-cap companies should continue to be insulated from global economic uncertainty. Therefore, as of the reporting period’s end, the fund’s sub-advisers generally have maintained constructive investment postures, including an emphasis on more economically sensitive and faster growing industry groups.

June 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s Class A and C returns would have been lower.
2 SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), adjusted to reflect the applicable sales load for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Growth Fund on 7/1/10 (inception date) to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/15
	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	7/1/10	7.71%		16.76%
without sales charge	7/1/10	14.30%		18.17%
Class C shares
with applicable redemption charge †	7/1/10	12.49%		17.31%
without redemption	7/1/10	13.49%		17.31%
Class I shares	7/1/10	14.69%		18.52%
Class Y shares	7/1/13	14.66%		18.50	%††
Russell 2000 Growth Index	6/30/10	17.73%		19.36	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), adjusted to reflect the applicable sales load for Class A shares.
†††	For comparative purposes, the value of the Index as of 6/30/10 is used as the beginning value on 7/1/10.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from December 1, 2014 to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.67	$10.58	$5.12	$5.02
Ending value (after expenses)	$1,073.70	$1,070.20	$1,075.60	$1,075.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.49	$10.30	$4.99	$4.89
Ending value (after expenses)	$1,018.50	$1,014.71	$1,020.00	$1,020.09

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, .99% for
Class I and .97% for ClassY, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2015

Common Stocks—98.0%	Shares		Value ($)
Automobiles & Components—1.4%
American Axle & Manufacturing Holdings	33,073	[a]	830,463
Dorman Products	27,358	[a,b]	1,276,525
Drew Industries	18,041		1,107,717
Gentex	65,500		1,125,290
Gentherm	63,483	[a]	3,254,139
Remy International	56,766		1,254,529
			8,848,663
Banks—2.9%
Bank of the Ozarks	115,890		5,095,683
BBCN Bancorp	79,707		1,147,781
BofI Holding	51,970	[a]	4,893,496
Boston Private Financial Holdings	93,086		1,167,298
Central Pacific Financial	51,496		1,206,036
HomeStreet	37,903	[a]	873,285
LendingTree	26,707	[a]	1,582,657
Radian Group	68,461	[b]	1,226,821
Texas Capital Bancshares	19,916	[a]	1,083,430
			18,276,487
Capital Goods—6.5%
AAON	22,690		537,072
Acuity Brands	15,323		2,704,356
Aerojet Rocketdyne Holdings	38,439	[a]	797,609
Apogee Enterprises	48,439		2,602,628
Astronics	29,290	[a]	2,047,078
Barnes Group	26,395		1,062,663
Beacon Roofing Supply	57,178	[a]	1,793,102
Builders FirstSource	83,158	[a]	1,021,180
CaesarStone Sdot-Yam	16,570		1,024,357
CIRCOR International	13,697		730,324
Comfort Systems USA	40,820		916,409
Donaldson	25,856	[b]	922,025
Dycom Industries	19,483	[a]	1,121,831
Encore Wire	30,029		1,311,667
Esterline Technologies	18,673	[a]	2,019,858
Graham	24,404		542,501

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
H&E Equipment Services	42,196		921,139
HEICO	12,155	[b]	696,481
Hexcel	17,129		843,432
John Bean Technologies	27,697		1,040,576
Kadant	16,936		797,686
Levy Acquisition	58,126	[a]	938,735
Middleby	15,929	[a]	1,731,482
MYR Group	27,143	[a]	803,433
Patrick Industries	10,481	[a,b]	626,764
Ply Gem Holdings	79,871	[a]	986,407
Proto Labs	27,930	[a,b]	1,932,198
RBC Bearings	16,274	[a]	1,140,482
Rush Enterprises, Cl. A	40,429	[a]	1,074,198
Sparton	38,746	[a]	1,027,156
TASER International	29,064	[a,b]	917,841
The Greenbrier Companies	23,470	[b]	1,413,598
Trex	12,822	[a]	648,793
Tutor Perini	42,070	[a]	881,787
Woodward	11,686		595,285
			40,172,133
Commercial & Professional Services—5.0%
ABM Industries	26,600		862,904
Acacia Research	77,936	[b]	795,727
Advisory Board	83,991	[a]	4,264,223
CEB	49,768		4,209,875
Exponent	6,523		555,238
Franklin Covey	24,508	[a]	489,915
FTI Consulting	29,094	[a]	1,143,394
Healthcare Services Group	62,289		1,881,751
Huron Consulting Group	43,182	[a]	2,776,603
InnerWorkings	41,180	[a]	261,905
Insperity	15,572		819,399
Interface	43,332		932,938
MiX Telematics, ADR	51,988	[a,b]	400,308
Mobile Mini	18,542		735,747
Paylocity Holding	34,898	[a]	1,168,385

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services (continued)
Resources Connection	78,502		1,231,696
Ritchie Brothers Auctioneers	43,638	[b]	1,233,210
Rollins	56,866		1,411,414
Steelcase, Cl. A	161,379		2,775,719
Team	16,837	[a]	670,113
Tetra Tech	95,207		2,490,615
			31,111,079
Consumer Durables & Apparel—2.6%
Arctic Cat	30,023		993,161
Callaway Golf	118,034		1,114,241
G-III Apparel Group	82,968	[a]	4,717,561
Libbey	21,228		838,506
Nautilus	29,456	[a]	622,111
Performance Sports Group	66,210	[a]	1,303,013
Ryland Group	8,315		349,812
Sequential Brands Group	68,326	[a,b]	954,514
Skechers USA, Cl. A	35,741	[a]	3,783,900
Steven Madden	15,258	[a]	576,447
Universal Electronics	20,416	[a]	1,057,957
			16,311,223
Consumer Services—7.0%
2U	37,410	[a,b]	1,038,502
Bravo Brio Restaurant Group	117,875	[a]	1,579,525
Bright Horizons Family Solutions	21,178	[a]	1,178,979
Buffalo Wild Wings	13,919	[a,b]	2,125,014
Century Casinos	130,825	[a]	799,341
Cheesecake Factory	65,557		3,380,775
Chegg	130,702	[a,b]	994,642
Chuy’s Holdings	24,745	[a]	643,123
ClubCorp Holdings	89,832		2,041,882
Dave & Buster’s Entertainment	25,888		818,837
Diamond Resorts International	72,342	[a,b]	2,249,836
Fiesta Restaurant Group	26,761	[a]	1,245,189
Grand Canyon Education	30,308	[a]	1,294,455
Intrawest Resorts Holdings	103,049	[a]	1,294,295
Jack in the Box	9,815		852,040

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Kona Grill	24,180	[a]	491,338
La Quinta Holdings	131,098	[a]	3,259,096
LifeLock	250,163	[a]	3,807,481
Noodles & Company	28,541	[a]	414,415
Panera Bread, Cl. A	3,235	[a,b]	588,770
Popeyes Louisiana Kitchen	34,506	[a]	1,918,879
Potbelly	78,857	[a,b]	1,107,941
Red Robin Gourmet Burgers	32,575	[a]	2,716,429
Scientific Games, Cl. A	79,980	[a,b]	1,217,296
Six Flags Entertainment	16,925		826,956
Sonic	25,379		764,923
Texas Roadhouse	37,995		1,330,585
Vail Resorts	34,947		3,625,401
			43,605,945
Diversified Financials—2.4%
Affiliated Managers Group	2,644	[a]	591,357
Financial Engines	27,005	[b]	1,158,514
GAMCO Investors, Cl. A	10,927	[b]	753,854
Hercules Technology Growth Capital	63,906	[b]	819,914
HFF, Cl. A	52,104		2,096,665
Interactive Brokers Group, Cl. A	52,376		1,869,823
MarketAxess Holdings	20,570		1,819,416
On Deck Capital	19,465	[b]	295,479
PRA Group	46,271	[a,b]	2,626,342
Springleaf Holdings	24,852	[a]	1,180,967
WisdomTree Investments	66,464	[b]	1,419,671
			14,632,002
Energy—1.3%
Bonanza Creek Energy	15,601	[a]	324,189
Callon Petroleum	110,538	[a]	868,829
Diamondback Energy	21,009	[a]	1,634,710
Dril-Quip	8,071	[a]	610,006
Gulfport Energy	32,571	[a]	1,405,765
Matador Resources	41,090	[a]	1,131,619
Patterson-UTI Energy	28,625		578,225
PDC Energy	15,344	[a]	915,116

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Synergy Resources	50,290	[a]	578,838
			8,047,297
Exchange-Traded Funds—.2%
iShares Russell 2000 ETF	11,958	[b]	1,481,477
Food & Staples Retailing—1.2%
Diplomat Pharmacy	68,893	[b]	2,662,714
Fresh Market	102,222	[a,b]	3,245,549
United Natural Foods	18,538	[a]	1,243,344
			7,151,607
Food, Beverage & Tobacco—1.4%
Cal-Maine Foods	16,882		957,041
Farmer Brothers	32,568	[a]	799,544
Hain Celestial Group	43,762	[a]	2,768,822
J&J Snack Foods	11,201		1,207,468
John B. Sanfilippo & Son	16,249		822,362
Pinnacle Foods	21,055		887,468
SunOpta	113,323	[a,b]	1,149,095
			8,591,800
Health Care Equipment & Services—9.8%
AAC Holdings	46,124	[b]	1,792,378
Abaxis	11,163		592,867
ABIOMED	72,991	[a]	4,359,023
Acadia Healthcare	58,818	[a]	4,360,767
AMN Healthcare Services	35,732	[a]	950,114
AmSurg	14,879	[a]	1,001,952
AngioDynamics	88,736	[a]	1,424,213
athenahealth	8,524	[a,b]	993,898
AtriCure	49,818	[a]	1,142,825
Avinger	42,140	[b]	492,195
Bio-Reference Laboratories	121,415	[a]	4,033,406
Cantel Medical	29,417		1,369,655
Chemed	8,845		1,098,461
DexCom	24,714	[a]	1,772,488
ExamWorks Group	17,550	[a,b]	717,444
Globus Medical, Cl. A	22,420	[a]	581,575
Health Net	10,763	[a]	669,889

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
HealthStream	16,494	[a]	467,935
Hill-Rom Holdings	15,879		818,721
Insulet	33,589	[a]	949,561
Intersect ENT	28,182		669,041
IPC Healthcare	29,746	[a]	1,468,560
K2M Group Holdings	74,569		1,949,233
LDR Holding	71,552	[a]	2,899,286
Masimo	27,517	[a]	965,847
Medidata Solutions	64,871	[a]	3,763,167
MEDNAX	15,320	[a]	1,090,478
Merit Medical Systems	42,168	[a]	866,974
Molina Healthcare	11,793	[a]	857,823
Neogen	43,151	[a]	2,016,877
Nevro	52,248		2,655,766
Novadaq Technologies	31,200	[a,b]	312,312
NuVasive	56,668	[a]	2,864,568
Quidel	28,675	[a]	621,387
Spectranetics	55,937	[a]	1,388,916
Team Health Holdings	30,392	[a]	1,777,325
Teleflex	14,214		1,829,910
Trinity Biotech, ADR	58,580		1,013,434
U.S. Physical Therapy	17,573		876,190
Zeltiq Aesthetics	60,869	[a,b]	1,671,463
			61,147,924
Household & Personal Products—.3%
Inter Parfums	34,156		1,141,835
Medifast	26,130	[a]	841,125
			1,982,960
Insurance—.2%
Stewart Information Services	32,718		1,229,215
Materials—3.0%
Balchem	18,505		1,044,792
Berry Plastics Group	53,824	[a]	1,801,489
Chemtura	27,918	[a]	775,004
Cytec Industries	29,868		1,806,715
Eagle Materials	10,536		879,545

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Globe Specialty Metals	51,866		1,002,570
Graphic Packaging Holding	57,943		825,108
Headwaters	48,007	[a]	911,173
Intrepid Potash	77,042	[a]	895,228
Kaiser Aluminum	13,519		1,096,796
LSB Industries	49,516	[a]	2,105,915
PolyOne	14,184		551,616
Scotts Miracle-Gro, Cl. A	11,840		725,318
Senomyx	227,105	[a,b]	1,287,685
Sensient Technologies	29,624		2,005,545
US Concrete	28,816	[a]	1,088,957
			18,803,456
Media—1.6%
Cinemark Holdings	14,415		584,240
Gray Television	81,542	[a]	1,301,410
Journal Media Group	1		6
MDC Partners, Cl. A	203,725		4,318,970
New Media Investment Group	30,221		665,466
Rentrak	23,732	[a,b]	1,611,640
Scholastic	35,249		1,566,818
			10,048,550
Pharmaceuticals, Biotech &
Life Sciences—12.9%
ACADIA Pharmaceuticals	13,128	[a,b]	540,874
Aegerion Pharmaceuticals	25,612	[a,b]	498,922
Agenus	153,057	[a]	1,252,006
Agios Phamaceuticals	4,445	[a,b]	542,379
Albany Molecular Research	62,355	[a,b]	1,256,453
Alder Biopharmaceuticals	12,658		538,218
Alnylam Pharmaceuticals	4,992	[a]	654,401
AMAG Pharmaceuticals	13,856	[a,b]	964,100
Amicus Therapeutics	87,045	[a]	1,071,524
Anacor Pharmaceuticals	9,135	[a]	650,595
Atara Biotherapeutics	6,545	[b]	277,246
Avalanche Biotechnologies	7,437		277,251
Bio-Rad Laboratories, Cl. A	6,272	[a]	905,489

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Bio-Techne	21,985		2,225,981
BioSpecifics Technologies	13,245	[a]	630,992
Bluebird Bio	12,361	[a]	2,401,124
Cambrex	21,344	[a]	854,187
Celldex Therapeutics	6,435	[a,b]	185,778
Cempra Holdings	18,862	[a]	692,424
Cepheid	71,233	[a]	3,929,925
Chimerix	20,720	[a]	867,132
Clovis Oncology	34,422	[a,b]	3,181,970
Dyax	61,210	[a]	1,612,272
Dynavax Technologies	72,996	[a,b]	1,662,119
Eagle Pharmaceuticals	25,954	[a]	1,885,039
Esperion Therapeutics	27,048	[a,b]	2,907,931
Exact Sciences	142,277	[a,b]	3,842,902
Flex Pharma	13,879	[b]	247,740
Fluidigm	33,976	[a,b]	803,193
Halozyme Therapeutics	55,272	[a,b]	958,969
Horizon Pharma	81,237	[a]	2,634,516
IGI Laboratories	77,995	[a,b]	506,967
INC Research Holdings, Cl. A	20,575		711,689
Insmed	10,972	[a]	240,726
Keryx Biopharmaceuticals	171,479	[a,b]	1,783,382
KYTHERA Biopharmaceuticals	34,011	[a,b]	1,713,134
Ligand Pharmaceuticals	48,119	[a,b]	4,239,766
Loxo Oncology	18,689		230,622
Merrimack Pharmaceuticals	69,674	[a,b]	822,153
Momenta Pharmaceuticals	43,760	[a]	868,636
NanoString Technologies	49,266	[a]	691,695
Nektar Therapeutics	177,708	[a,b]	2,043,642
NeoGenomics	49,828	[a]	265,583
Neothetics	3,244	[b]	19,464
Novavax	108,088	[a]	972,792
Orexigen Therapeutics	122,393	[a,b]	599,726
Pacira Pharmaceuticals	22,039	[a,b]	1,723,670
PAREXEL International	20,937	[a]	1,391,682

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Pfenex	21,328		404,805
Portola Pharmaceuticals	14,271	[a]	596,813
Progenics Pharmaceuticals	127,085	[a]	715,489
Prothena PLC	21,878	[a]	862,868
PTC Therapeutics	27,501	[a]	1,597,533
Puma Biotechnology	3,102	[a,b]	606,286
Radius Health	11,277	[a,b]	543,777
Receptos	18,467	[a]	3,045,023
Relypsa	23,211	[a]	853,933
Repligen	52,782	[a]	2,151,395
SAGE Therapeutics	25,205	[b]	1,887,099
Spark Therapeutics	3,774	[b]	277,917
TESARO	10,356	[a,b]	608,519
Tetraphase Pharmaceuticals	39,382	[a]	1,688,700
TG Therapeutics	53,328	[a,b]	839,383
TherapeuticsMD	72,495	[a]	513,265
Ultragenyx Pharmaceutical	12,260	[a]	1,066,620
UNIQURE	29,661	[a,b]	852,457
ZIOPHARM Oncology	75,025	[a,b]	711,237
ZS Pharma	13,511		790,394
			80,392,494
Real Estate—1.6%
Alexander & Baldwin	26,048		1,069,791
CyrusOne	30,254	[c]	976,297
Howard Hughes	13,606	[a]	2,004,028
Marcus & Millichap	60,523	[a]	2,839,134
RE/MAX Holdings, Cl. A	46,079		1,541,343
Ryman Hospitality Properties	13,707		755,393
Summit Hotel Properties	57,124	[c]	763,177
			9,949,163
Retailing—5.7%
Ascena Retail Group	56,354	[a]	832,912
Boot Barn Holdings	36,108		883,202
Burlington Stores	43,950	[a]	2,319,241
Core-Mark Holding Company	48,683		2,614,764

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
CST Brands	27,776		1,104,651
DSW, Cl. A	22,833		791,163
Express	47,623	[a]	840,070
Five Below	22,675	[a,b]	753,944
Hibbett Sports	13,332	[a]	620,605
Kirkland’s	32,200	[a]	845,894
LKQ	17,395	[a]	496,975
MarineMax	87,174	[a]	2,085,202
Monro Muffler Brake	48,789		2,879,038
Pier 1 Imports	73,487	[b]	934,020
Pool	56,976		3,776,369
Restoration Hardware Holdings	25,882	[a]	2,354,227
Select Comfort	57,699	[a]	1,797,323
Shutterfly	100,158	[a]	4,657,347
The Container Store Group	52,125	[a,b]	957,015
Tile Shop Holdings	94,352	[a,b]	1,176,570
TravelCenters of America	40,114	[a]	631,394
Vitamin Shoppe	13,439	[a]	533,528
Wayfair, Cl. A	42,409	[b]	1,267,605
			35,153,059
Semiconductors & Semiconductor
Equipment—4.9%
Advanced Energy Industries	31,061	[a]	885,860
Applied Optoelectronics	47,472	[a,b]	847,850
Cabot Microelectronics	19,095	[a]	881,807
Canadian Solar	33,050	[a,b]	1,079,413
Cavium	72,661	[a]	5,113,155
CEVA	91,835	[a]	1,886,291
Cirrus Logic	28,610	[a]	1,080,027
Entegris	62,324	[a]	868,173
FormFactor	216,001	[a]	2,010,970
Inphi	52,625	[a]	1,259,842
Integrated Device Technology	188,984	[a]	4,470,416
MaxLinear, Cl. A	86,027	[a]	861,991
Mellanox Technologies	26,865	[a]	1,351,847
ON Semiconductor	80,562	[a]	1,068,252

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Power Integrations	25,929		1,316,156
Rudolph Technologies	62,516	[a]	796,454
Sigma Designs	97,877	[a]	838,806
Silicon Laboratories	16,187	[a]	897,407
SolarEdge Technologies	20,947	[b]	784,256
SunEdison	34,881	[a,b]	1,045,384
Tower Semiconductor	81,000	[a,b]	1,249,830
			30,594,187
Software & Services—19.5%
ACI Worldwide	115,919	[a]	2,760,031
Actua	195,871	[a]	2,489,520
Acxiom	61,711	[a]	1,022,551
Aspen Technology	33,360	[a]	1,427,808
Attunity	91,511	[a]	1,264,682
Barracuda Networks	39,656	[a]	1,560,067
Benefitfocus	34,397	[a,b]	1,234,164
Blackbaud	21,990		1,127,207
Bottomline Technologies	25,871	[a]	681,183
BroadSoft	49,182	[a]	1,795,634
Callidus Software	141,503	[a]	2,026,322
Cass Information Systems	11,864		591,539
ChannelAdvisor	17,453	[a]	195,648
Cimpress	36,916	[a,b]	3,038,925
comScore	53,582	[a]	3,031,670
Constant Contact	125,005	[a]	3,407,636
CoStar Group	7,477	[a]	1,562,020
Criteo, ADR	110,445	[a]	5,304,673
Cvent	25,448	[a,b]	670,809
Cyber-Ark Software	47,782	[b]	2,971,563
Dealertrack Technologies	57,541	[a]	2,399,460
Demandware	42,309	[a]	2,635,005
Descartes Systems Group	120,083	[a]	1,830,065
Ebix	20,978	[b]	746,817
Ellie Mae	16,117	[a]	1,018,917
Envestnet	65,600	[a]	2,873,936

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
FactSet Research Systems	5,170		853,929
Fair Isaac	17,018		1,492,819
Gigamon	34,896	[a]	1,073,401
GrubHub	38,102	[a]	1,536,273
GTT Communications	71,835	[a]	1,582,525
Guidewire Software	11,743	[a]	568,948
Hortonworks	79,897	[b]	2,098,894
HubSpot	21,366		1,085,393
Imperva	38,783	[a]	2,358,394
Infoblox	33,628	[a]	873,992
Interactive Intelligence Group	51,349	[a]	2,219,817
Intralinks Holdings	124,394	[a]	1,322,308
j2 Global	53,209		3,533,609
LogMeIn	34,887	[a]	2,214,278
Luxoft Holdings	20,382	[a]	1,091,048
Manhattan Associates	20,817	[a]	1,141,812
Marketo	27,649	[a,b]	824,770
MAXIMUS	35,597		2,326,976
Monotype Imaging Holdings	18,680		484,559
NetSuite	9,416	[a]	879,643
NeuStar, Cl. A	50,610	[a,b]	1,382,665
Paycom Software	90,563	[a]	3,147,970
Pegasystems	35,193		769,319
Points International	44,222	[a,b]	634,143
Proofpoint	34,125	[a,b]	2,017,811
PROS Holdings	16,843	[a]	324,228
PTC	20,427	[a]	843,022
Q2 Holdings	35,500	[a]	841,705
QLIK Technologies	24,060	[a]	870,250
Qualys	41,423	[a]	1,686,745
Reis	45,092		979,398
SciQuest	42,076	[a]	642,080
SeaChange International	156,041	[a]	1,054,837

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
SPS Commerce	42,741	[a]	2,779,020
Stamps.com	64,153	[a]	4,316,855
Tableau Software, Cl. A	11,029	[a]	1,248,593
Textura	41,917	[a,b]	1,220,204
Tyler Technologies	13,667	[a]	1,660,267
Ultimate Software Group	33,750	[a]	5,460,412
Verint Systems	47,059	[a]	3,043,306
WEX	19,414	[a]	2,201,353
Wix.com	47,377	[a,b]	1,180,161
WNS Holdings, ADR	77,500	[a]	2,045,225
Xoom	42,733	[a,b]	803,808
Zix	138,331	[a]	634,939
			121,019,556
Technology Hardware
& Equipment—2.9%
Aerohive Networks	64,284	[a]	464,130
Belden	16,295		1,375,624
Ciena	37,513	[a]	904,814
Cognex	22,636		1,142,439
CommScope Holding	30,122	[a]	938,903
Digi International	41,790	[a]	416,228
Electronics For Imaging	27,816	[a]	1,202,486
Immersion	75,750	[a]	915,817
Infinera	94,329	[a]	1,946,951
IPG Photonics	20,879	[a,b]	1,980,164
Ituran Location and Control	17,255		401,179
National Instruments	44,187		1,321,633
QLogic	56,291	[a]	873,636
RealD	63,075	[a]	796,006
Stratasys	7,551	[a,b]	268,514
Super Micro Computer	46,678	[a]	1,561,846
Universal Display	24,919	[a,b]	1,338,399
			17,848,769

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services—.6%
Boingo Wireless	201,858	[a,b]	1,814,704
RingCentral, Cl. A	60,397	[a]	1,032,185
Vonage Holdings	155,665	[a]	725,399
			3,572,288
Transportation—2.7%
Allegiant Travel	7,359		1,158,822
Controladora Vuela Compania de
Aviacion, ADR	99,499	[a]	1,187,023
Covenant Transport, Cl. A	23,895	[a]	738,594
Echo Global Logistics	149,898	[a]	4,823,718
Forward Air	10,295		534,002
Genesee & Wyoming, Cl. A	9,852	[a]	811,214
Hub Group, Cl. A	10,255	[a]	435,017
JetBlue Airways	55,780	[a,b]	1,124,525
Marten Transport	82,973		1,881,827
Old Dominion Freight Line	12,383	[a]	842,168
XPO Logistics	70,447	[a,b]	3,463,174
			17,000,084
Utilities—.4%
American States Water	36,607		1,406,807
Vivint Solar	64,932	[b]	935,021
			2,341,828
Total Common Stocks
(cost $499,599,750)			609,313,246

Investment of Cash Collateral
for Securities Loaned—10.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $61,998,999)	61,998,999 [d]	61,998,999

Total Investments (cost $561,598,749)	108.0%	671,312,245
Liabilities, Less Cash and Receivables	(8.0%)	(49,674,222)
Net Assets	100.0%	621,638,023

ADR—American Depository Receipts
ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At May 31, 2015, the value of the fund’s securities on loan was $88,718,246 and the value of the collateral held by the fund was $92,353,350, consisting of cash collateral of $61,998,999 and
U.S. Government & Agency securities valued at $30,354,351.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Software & Services	19.5	Consumer Durables & Apparel	2.6
Pharmaceuticals, Biotech & Life Sciences	12.9	Diversified Financials	2.4
Money Market Investment	10.0	Media	1.6
Health Care Equipment & Services	9.8	Real Estate	1.6
Consumer Services	7.0	Automobiles & Components	1.4
Capital Goods	6.5	Food, Beverage & Tobacco	1.4
Retailing	5.7	Energy	1.3
Commercial & Professional Services	5.0	Food & Staples Retailing	1.2
Semiconductors &		Telecommunication Services	.6
Semiconductor Equipment	4.9	Utilities	.4
Materials	3.0	Household & Personal Products	.3
Banks	2.9	Exchange-Traded Funds	.2
Technology Hardware & Equipment	2.9	Insurance	.2
Transportation	2.7		108.0

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $88,718,246)—Note 1(b):
Unaffiliated issuers	499,599,750	609,313,246
Affiliated issuers	61,998,999	61,998,999
Cash		14,097,966
Receivable for investment securities sold		11,589,368
Receivable for shares of Common Stock subscribed		455,027
Dividends and securities lending income receivable		285,695
Prepaid expenses		22,323
		697,762,624
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		523,348
Liability for securities on loan—Note 1(b)		61,998,999
Payable for investment securities purchased		13,228,911
Payable for shares of Common Stock redeemed		278,246
Accrued expenses		95,097
		76,124,601
Net Assets ($)		621,638,023
Composition of Net Assets ($):
Paid-in capital		488,394,564
Accumulated investment (loss)—net		(790,734)
Accumulated net realized gain (loss) on investments		24,320,697
Accumulated net unrealized appreciation
(depreciation) on investments		109,713,496
Net Assets ($)		621,638,023

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	4,833,977	267,686	23,881,730	592,654,630
Shares Outstanding	194,586	11,222	945,754	23,489,106
Net Asset Value Per Share ($)	24.84	23.85	25.25	25.23

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $33,154 foreign taxes withheld at source)	2,292,910
Income from securities lending—Note 1(b)	826,546
Total Income	3,119,456
Expenses:
Management fee—Note 3(a)	4,755,856
Custodian fees—Note 3(c)	118,013
Registration fees	71,605
Professional fees	63,542
Directors’ fees and expenses—Note 3(d)	42,181
Shareholder servicing costs—Note 3(c)	22,765
Prospectus and shareholders’ reports	18,639
Loan commitment fees—Note 2	5,888
Distribution fees—Note 3(b)	2,495
Miscellaneous	46,558
Total Expenses	5,147,542
Less—reduction in expenses due to undertaking—Note 3(a)	(7,357)
Less—reduction in fees due to earnings credits—Note 3(c)	(8)
Net Expenses	5,140,177
Investment (Loss)—Net	(2,020,721)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	49,113,495
Net unrealized appreciation (depreciation) on investments	27,576,978
Net Realized and Unrealized Gain (Loss) on Investments	76,690,473
Net Increase in Net Assets Resulting from Operations	74,669,752
See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2015	2014 [a]
Operations ($):
Investment (loss)—net	(2,020,721)	(2,048,531)
Net realized gain (loss) on investments	49,113,495	40,328,441
Net unrealized appreciation
(depreciation) on investments	27,576,978	4,034,369
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,669,752	42,314,279
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(255,540)	(117,849)
Class C	(24,962)	(11,167)
Class I	(1,796,475)	(22,586,266)
Class Y	(39,214,656)	(57)
Total Dividends	(41,291,633)	(22,715,339)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,328,567	5,361,188
Class C	49,219	457,590
Class I	18,738,044	119,283,672
Class Y	620,463,504	982,102
Dividends reinvested:
Class A	252,253	115,639
Class C	24,962	10,992
Class I	1,690,443	11,988,560
Class Y	20,039,114	—
Cost of shares redeemed:
Class A	(2,806,296)	(1,074,701)
Class C	(254,251)	(42,049)
Class I	(474,966,106)	(60,071,260)
Class Y	(57,309,024)	(4,825)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	128,250,429	77,006,908
Total Increase (Decrease) in Net Assets	161,628,548	96,605,848
Net Assets ($):
Beginning of Period	460,009,475	363,403,627
End of Period	621,638,023	460,009,475
Undistributed investment (loss)—net	(790,734)	—

		Year Ended May 31,
	2015	2014 [a]
Capital Share Transactions:
Class A
Shares sold	100,109	209,944
Shares issued for dividends reinvested	10,753	4,614
Shares redeemed	(117,675)	(43,311)
Net Increase (Decrease) in Shares Outstanding	(6,813)	171,247
Class C
Shares sold	2,134	18,615
Shares issued for dividends reinvested	1,104	450
Shares redeemed	(10,818)	(1,720)
Net Increase (Decrease) in Shares Outstanding	(7,580)	17,345
Class Ib
Shares sold	760,915	4,719,753
Shares issued for dividends reinvested	70,998	473,295
Shares redeemed	(18,932,546)	(2,372,287)
Net Increase (Decrease) in Shares Outstanding	(18,100,633)	2,820,761
Class Yb
Shares sold	24,964,010	41,048
Shares issued for dividends reinvested	842,334	—
Shares redeemed	(2,358,089)	(197)
Net Increase (Decrease) in Shares Outstanding	23,448,255	40,851

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended May 31, 2015, 17,848,095 Class I shares representing $448,344,147 were exchanged for 17,862,317 ClassY shares.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2015	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	23.55	22.16	17.13	18.36	12.50
Investment Operations:
Investment (loss)—net[b]	(.17)	(.19)	(.11)	(.13)	(.15)
Net realized and unrealized
gain (loss) on investments	3.42	2.90	5.14	(1.10)	6.06
Total from Investment Operations	3.25	2.71	5.03	(1.23)	5.91
Distributions:
Dividends from net realized
gain on investments	(1.96)	(1.32)	—	—	(.05)
Net asset value, end of period	24.84	23.55	22.16	17.13	18.36
Total Return (%)[c]	14.30	11.87	29.36	(6.70)	47.31	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.32	1.38	1.34	1.43	2.95	[e]
Ratio of net expenses
to average net assets	1.30	1.30	1.33	1.34	1.40	[e]
Ratio of net investment (loss)
to average net assets	(.71)	(.75)	(.56)	(.78)	(1.03)[e]
Portfolio Turnover Rate	148.55	121.33	111.48	107.62	70.41	[d]
Net Assets, end of period ($ x 1,000)	4,834	4,742	668	430	758

a	From July 1, 2010 (commencement of operations) to May 31, 2011.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2015	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	22.85	21.70	16.89	18.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.35)	(.36)	(.23)	(.26)	(.26)
Net realized and unrealized
gain (loss) on investments	3.31	2.83	5.04	(1.07)	6.03
Total from Investment Operations	2.96	2.47	4.81	(1.33)	5.77
Distributions:
Dividends from net realized
gain on investments	(1.96)	(1.32)	—	—	(.05)
Net asset value, end of period	23.85	22.85	21.70	16.89	18.22
Total Return (%)[c]	13.49	10.99	28.48	(7.30)	46.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.34	2.34	2.25	2.16	3.73	[e]
Ratio of net expenses
to average net assets	2.05	2.03	2.02	2.07	2.15	[e]
Ratio of net investment (loss)
to average net assets	(1.48)	(1.48)	(1.28)	(1.56)	(1.77)[e]
Portfolio Turnover Rate	148.55	121.33	111.48	107.62	70.41	[d]
Net Assets, end of period ($ x 1,000)	268	430	32	47	214

a	From July 1, 2010 (commencement of operations) to May 31, 2011.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2015	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	23.83	22.35	17.22	18.40	12.50
Investment Operations:
Investment (loss)—net[b]	(.10)	(.12)	(.05)	(.06)	(.13)
Net realized and unrealized
gain (loss) on investments	3.48	2.92	5.18	(1.12)	6.08
Total from Investment Operations	3.38	2.80	5.13	(1.18)	5.95
Distributions:
Dividends from net realized
gain on investments	(1.96)	(1.32)	—	—	(.05)
Net asset value, end of period	25.25	23.83	22.35	17.22	18.40
Total Return (%)	14.69	12.18	29.79	(6.41)	47.63	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.98	.99	1.03	1.77	[d]
Ratio of net expenses
to average net assets	.97	.98	.99	1.02	1.15	[d]
Ratio of net investment (loss)
to average net assets	(.53)	(.45)	(.25)	(.34)	(.84)[d]
Portfolio Turnover Rate	148.55	121.33	111.48	107.62	70.41	[c]
Net Assets, end of period ($ x 1,000)	23,882	453,865	362,704	189,191	111,480

a	From July 1, 2010 (commencement of operations) to May 31, 2011.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

		Year Ended May 31,
Class Y Shares	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.09)	(.02)
Net realized and unrealized
gain (loss) on investments	3.47	2.09
Total from Investment Operations	3.38	2.07
Distributions:
Dividends from net realized gain on investments	(1.96)	(1.32)
Net asset value, end of period	25.23	23.81
Total Return (%)	14.66	8.68	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.16	[d]
Ratio of net expenses to average net assets	.97	1.04	[d]
Ratio of net investment (loss) to average net assets	(.36)	(.08)[d]
Portfolio Turnover Rate	148.55	121.33
Net Assets, end of period ($ x 1,000)	592,655	973

a	From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Riverbridge Partners, LLC (“Riverbridge”), Geneva Capital Management Ltd. (“Geneva”), Cupps Capital Management, LLC (“CCM”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”) and Rice Hall James & Associates (“Rice Hall”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 325 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Director’s (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	575,514,377	—	—	575,514,377
Equity Securities—
Foreign
Common Stocks†	32,317,392	—	—	32,317,392
Exchange-Traded
Funds	1,481,477	—	—	1,481,477
Mutual Funds	61,998,999	—	—	61,998,999

† See Statement of Investments for additional detailed categorizations.

At May 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended May 31, 2015, The Bank of New York Mellon earned $210,570 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2014($)	Purchases ($)	Sales ($)	5/31/2015 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	27,274,600	315,163,188	280,438,789	61,998,999	10.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $30,093,402 and unrealized appreciation $103,940,791. In addition, the fund deferred for tax purposes late year ordinary losses of $790,734 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2015 and May 31, 2014 were as follows: ordinary income $2,410,710 and $8,801,203, and long-term capital gains $38,880,923 and $13,914,136, respectively.

During the period ended May 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,229,987 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank , N.A. was $265 million.In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from June 1, 2014 through November 30, 2014, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the expenses of Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.05% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from June 1, 2014 through October 1, 2015, to waive receipt of its fees and/or assume the direct expenses of Class A, Class C and Class I shares and from December 1, 2014 through October 1, 2015, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees and certain expenses as described above) exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $7,357 during the period ended May 31, 2015.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to separate sub-investment advisory agreements between Dreyfus and Riverbridge, Geneva, CCM, Nicholas, EAM, Granite and Rice Hall, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment advisers in the aggregate with other unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2015, the Distributor retained $261 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2015, Class C shares were charged $2,495 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their aver-

age daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2015, Class A and Class C shares were charged $10,520 and $832, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2015, the fund was charged $4,517 for transfer agency services and $183 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2015, the fund was charged $118,013 pursuant to the custody agreement.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2015, the fund was charged $23,960 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $466,991, Distribution Plan fees $173, Shareholder Services Plan fees $1,070, custodian fees $49,538, Chief Compliance Officer fees $4,648 and transfer agency fees $1,000, which are offset against an expense reimbursement currently in effect in the amount of $72.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2015, amounted to $851,344,813 and $770,609,024, respectively.

At May 31, 2015, the cost of investments for federal income tax purposes was $567,371,454; accordingly, accumulated net unrealized appreciation on investments was $103,940,791, consisting of $123,900,544 gross unrealized appreciation and $19,959,753 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Growth Fund (one of the series comprising Strategic Funds, Inc.) as of May 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Growth Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 28, 2015

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 11.98% of the ordinary dividends paid during the fiscal year ended May 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund hereby reports $.1146 per share as a short-term capital gain distribution and $1.8472 per share as a long-term capital gain distribution paid on December 18, 2014.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 147
———————
Joni Evans (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 26
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 63
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 26

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board mem-
ber since 2013)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 115
———————
Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
(1987-present)
No. of Portfolios for which Board Member Serves: 26
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 26

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 64

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 47

OFFICERS OF THE FUND (Unaudited)

The Fund 49

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

6289AR0515

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $33,031 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,320 in 2014 and $6,273 in 2015.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,249 in 2014 and $2,901 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $125 in 2014 and $272 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $40,974,357 in 2014 and $20,773,877 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    July 20, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)